FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

         THIS FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this "Amendment") dated January 22, 2001, amends that certain Securities Purchase Agreement ("the Agreement") dated November 17, 2000, by and between New Visual Entertainment, Inc. (the "Company") and those persons identified in Annex A to the Agreement (the "Investors").

                                    RECITALS

         WHEREAS, the Company and the Investors desire to effect certain amendments to the Agreement which are to the mutual benefit of both the Company and the Investors;

         NOW, THEREFORE, in consideration of the above premises, and for good and valuable consideration, the sufficiency and adequacy of which is hereby acknowledged, the Company and the Investors agree as follows:

1. AMENDMENT TO SECTION 3.1. Section 3.1 of the Agreement is hereby deleted in its entirety to be replaced by the following:

         "During the Term, the Company, may, in its sole discretion, issue a number of Draw Down Notices, each with respect to a draw down (a "Draw Down"), which Draw Down the Purchaser shall be obligated to accept, of a Draw Down amount of up to $500,000 (each a "Draw Down Amount"); provided, however, that the Investors may refuse, in their sole discretion, on or before the Closing Date, to close on any Draw Down in which either (a) the Average Sales Price is below $2 per share, (b) the average daily trading volume in the Company's Common Stock for the twenty consecutive trading days ending on the last day of the Pricing Period is below 36,500 shares per day, or (c) the sum of (i) the aggregate amount of funds actually received by the Company pursuant to Closings of Draw Downs hereunder plus (ii) the amount of any funds received by the Company after the date of this Amendment in consideration of the issuance by the Company of any capital stock, exceeds $5,000,000 (excluding any funds raised by the Company solely for its motion picture project)."

2. AMENDMENT TO SECTION 3.5. Section 3.5 of the Agreement shall be deleted in its entirety.

3. CONTINUANCE OF AGREEMENT. Except as amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

5. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which, if taken together, shall constitute one and the same document.

                           [SIGNATURE PAGES TO FOLLOW]


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         IN WITNESS WHEREOF, the parties have executed this First Amendment to
Securities Purchase Agreement as of the date first above written.


                                   NEW VISUAL ENTERTAINMENT, INC.


                                   By: /s/ RAY WILLENBERG, JR.
                                       Ray Willenberg, Jr.
                                       President and Chief Executive Officer



                                   LILLY BETER CAPITAL GROUP, LTD.


                                   By: /s/ RICHARD KOSLOSKE
                                   Name: Richard Kosloske
                                   Title: President


                                   INTERNATIONAL CARIBBEAN TRUST LIMITED


                                   By: /s/ JOHN MAXMIN
                                   Name: John Maxmin
                                   Title: Agent of Record for this Agreement


                                   PROMETHEUS TRUST LIMITED


                                   By: /s/ JOHN MAXMIN
                                   Name: John Maxmin
                                   Title: Agent of Record for this Agreement


                                   CUTTING EDGE TRUST LIMITED


                                   By: /s/ JOHN MAXMIN
                                   Name: John Maxmin
                                   Title: Agent of Record for this Agreement

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                                   WIND & SEA TRUST LIMITED


                                   By: /s/ JOHN MAXMIN
                                   Name: John Maxmin
                                   Title: Agent of Record for this Agreement

                                   MONTGOMERY LANDING TRUST LIMITED


                                   By: /s/ JOHN MAXMIN
                                   Name: John Maxmin
                                   Title: Agent of Record for this Agreement


                                   QUAIL RUN TRUST LIMITED

                                   By: /s/ JOHN MAXMIN
                                   Name: John Maxmin
                                   Title: Agent of Record for this Agreement


                                   TRU COLOR TRUST LIMITED


                                   By: /s/ JOHN MAXMIN
                                   Name: John Maxmin
                                   Title: Agent of Record for this Agreement